Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

SKYBRIDGE DIVIDEND VALUE FUND

Class A Shares

Class C Shares

Class I Shares

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated May 4, 2018 to the Prospectus for the SkyBridge Dividend Value Fund (the “Fund”) dated September 1, 2017, as may be amended or supplemented from time to time.

The information in this supplement updates and amends certain information contained in the Prospectus and should be read in conjunction with the Prospectus. Capitalized terms used herein and not otherwise defined in this supplement have the meanings given in the Prospectus.

On April 30, 2018, SkyBridge Capital II, LLC (“SkyBridge”), the Adviser to the Fund , and HNA Capital (U.S.) Holding LLC (“HNA Capital U.S.”) announced that the two parties have mutually agreed not to pursue their previously announced transaction (“the Transaction”). The Transaction had originally contemplated an agreement to sell a majority ownership interest in SkyBridge to HNA Capital U.S. and RON Transatlantic EG (“RON Transatlantic”). RON Transatlantic is a current minority owner of SkyBridge and will remain so at this time.

In anticipation of the Transaction the Board of Trustees of the Trust sought shareholder approval last year of a “new” investment advisory agreement with SkyBridge. Shareholder approval was received on June 15, 2017, contingent on closing the Transaction.

Because the Transaction will not go forward, SkyBridge continues to serve as investment adviser to the Fund pursuant to the current Investment Advisory Agreement.

SkyBridge continues to be led by its current senior management team. There are no changes in investment personnel and Brendan Voege, CFA continues as the Fund’s portfolio manager under the supervision of SkyBridge Chief Investment Officer Raymond Nolte. SkyBridge founder, Anthony Scaramucci, will be returning as co-managing partner, with a focus on the firm’s strategic planning and marketing efforts.

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Please read this supplement carefully and retain it for your records along with the Prospectus.